Exhibit 10.4
Founder PSU Agreement

GUARDANT HEALTH, INC. 2018 INCENTIVE AWARD PLAN
GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE
Guardant Health, Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the Performance-Based Restricted Stock Units (the “PSUs”) described in this Global Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of the 2018 Incentive Award Plan (as amended from time to time, the “Plan”), the Global Performance-Based Restricted Stock Unit Agreement attached as Exhibit A and the Vesting Schedule attached as Exhibit B (Exhibits A and B, collectively, the “Agreement”), all of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan.

Participant:	[Helmy Eltoukhy / AmirAli Talasaz]
Grant Date:	March 18, 2024
Target Number of PSUs:	286,533
Vesting Schedule:	Exhibit B

By accepting (whether in writing, electronically or otherwise) the PSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Subject to the terms of this Grant Notice and the Agreement, Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

GUARDANT HEALTH, INC.		PARTICIPANT
By:
Name:	Terilyn Juarez Monroe	Name: [Helmy Eltoukhy / AmirAli Talasaz]
Title:	Chief People Officer	Title: Co-Chief Executive Officer

EXHIBIT A
TO GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE
GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

Capitalized terms not specifically defined in this Global Performance-Based Restricted Stock Unit Agreement, including Exhibit B (together, this “Agreement”) have the meanings specified in the Grant Notice or the exhibits to the Grant Notice or, if not defined in the Grant Notice and its exhibits, in the Plan.
Article I.
GENERAL
I.1Award of PSUs and Dividend Equivalents.
(a)The Company has granted the PSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each PSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the PSUs have vested.
(b)The Company hereby grants to Participant, with respect to each PSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable PSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid. Any Dividend Equivalents granted in connection with the PSUs issued hereunder, and any amounts that may become distributable in respect thereof, shall be treated separately from such PSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A.
I.2Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions set forth in the Grant Notice, this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.
I.3Unsecured Promise. The PSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.
Article II.
VESTING; FORFEITURE AND SETTLEMENT
II.1General Vesting; Forfeiture. The PSUs will vest based on the achievement of the Performance Goals as defined in and as set forth in Exhibit B, subject to the terms and conditions set forth on Exhibit B. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the PSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates. Notwithstanding anything to the contrary contained herein, except to the extent otherwise approved by the Administrator, the terms of this Agreement supersede the accelerated vesting treatment contained in the Company’s Executive Severance Plan with respect to the treatment of outstanding Performance-Based Equity Awards in connection with a Qualifying

Termination and CIC Termination (each capitalized term, as defined in the Executive Severance Plan) that occurs prior to January 1, 2026.
II.2Notwithstanding anything to the contrary contained herein, except to the extent otherwise approved by the Administrator or in a binding written agreement between Participant and the Company, the PSUs will be subject to automatic termination and forfeiture (i) to the extent the Performance Goals have not been timely achieved in accordance with Exhibit B and (ii) upon Participant’s Termination of Service other than a Qualifying Termination (as defined in Exhibit B). In addition, except as set forth in Exhibit B, any PSUs that do not become vested in connection with a Qualifying Termination will be subject to automatic termination and forfeiture upon such Qualifying Termination. For the avoidance of doubt, employment or other service during only a portion of the vesting period, but where Termination of Service has occurred prior to the Vesting Date (as defined in Exhibit B), shall not entitle Participant to vest in a pro-rata portion of the PSUs and Dividend Equivalents.
II.3Settlement.
(a)Vested PSUs and vested Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares as soon as administratively practicable after the Vesting Date, but in no event more than 30 days after the Vesting Date. The exact payment date of PSUs and Dividend Equivalents shall be determined by the Company in its sole discretion and Participant shall not have a right to designate the time of payment.
(b)Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.
(c)The number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.
Article III.
TAXATION AND TAX WITHHOLDING
III.1Representation. The Company is not providing any tax, legal or financial advice, nor is the Company making recommendations regarding participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this award of PSUs (the “Award”) and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.
III.2Responsibility for Taxes.
(a)The Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award in satisfaction of any applicable tax withholding obligations (a “Net Settlement”). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding equal to the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income.

(b)Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs, regardless of any action the Company or any Affiliate takes with respect to any tax withholding obligations that arise in connection with the RSUs. Neither the Company nor any Affiliate makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the subsequent sale of Shares. The Company and the Affiliates do not commit and are under no obligation to structure the RSUs to reduce or eliminate Participant’s tax liability.
Article IV.
OTHER PROVISIONS
IV.1Nature of Grant. By accepting the PSUs, Participant acknowledges, understands, and agrees that:
(a)the Plan is established voluntarily by the Company, and it is wholly discretionary in nature;
(b)the grant of the PSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of performance-based restricted stock units, or benefits in lieu of performance-based restricted stock units, even if performance-based restricted stock units have been granted in the past;
(c)all decisions with respect to future PSU or other grants, if any, will be at the sole discretion of the Company;
(d)Participant is voluntarily participating in the Plan;
(e)the PSUs, the Dividend Equivalents and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)the PSUs, Dividend Equivalents and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purposes, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;
(g)the future value of the Shares underlying the PSUs and the Dividend Equivalents is unknown, indeterminable, and cannot be predicted with certainty;
(h)no claim or entitlement to compensation or damages shall arise from forfeiture of the PSUs and the Dividend Equivalents resulting from Participant’s Termination of Service (for any reason whatsoever, whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where Participant is providing service or the terms of Participant’s employment or other service agreement, if any);
(i)unless otherwise agreed with the Company, the PSUs, the Dividend Equivalents and the Shares subject to the PSUs, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate;
(j)unless otherwise provided in the Plan or by the Company in its discretion, the PSUs, the Dividend Equivalents and the benefits evidenced by this Agreement do not create any entitlement to have the PSUs, the Dividend Equivalents or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(k)neither the Company, the Service Recipient nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the PSUs, the Dividend Equivalents or of any amounts due to Participant pursuant to the vesting of the PSUs or of the Dividend Equivalents or the subsequent sale of any Shares acquired upon settlement of the PSUs and the Dividend Equivalents.
IV.2Section 409A.
(a)To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder (“Section 409A”), including without limitation any such regulations or other guidance that may be issued after the effective date of this Agreement. Notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that the PSUs or Dividend Equivalents (or any portion thereof, respectively ) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for the PSUs or Dividend Equivalents, as applicable, to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.
(b)Notwithstanding anything to the contrary in this Agreement, no amounts shall be paid to Participant under this Agreement during the six (6)-month period following Participant’s “separation from service” within the meaning of Section 409A (a “Separation from Service”) to the extent that the Administrator determines that Participant is a “specified employee” (within the meaning of Section 409A) at the time of such Separation from Service and that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six (6)-month period (or such earlier date upon which such amount can be paid under Section 409A without being subject to such additional taxes), the Company shall pay to Participant in a lump-sum all amounts that would have otherwise been payable to Participant during such six (6)-month period under this Agreement.
IV.3Clawback. Notwithstanding Section 10(m) of the Plan, the Award and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company to the limited extent required in order to comply with Applicable Law, including the Company’s Policy for Recovery of Erroneously Awarded Compensation. The Company and Participant acknowledge that neither this Section 4.3 nor Section 10(m) of the Plan are intended to limit any clawback and/or disgorgement of the Award and/or the Shares issuable hereunder pursuant to Section 304 of the Sarbanes-Oxley Act of 2002. For the avoidance of doubt, this Award shall not be subject to any clawback policy (or portion thereof) adopted after the Grant Date to the extent that it exceeds the minimum requirements of any Applicable Law with which the Company is required to comply.
IV.4Adjustments. Participant acknowledges that the PSUs, the Shares subject to the PSUs and the Dividend Equivalents are subject to adjustment, modification and/or termination in certain events as provided in this Agreement and the Plan. Notwithstanding any contrary provision of the Grant Notice, the Plan or the Agreement, the Administrator’s actions in making such adjustments, including (without limitation) under Sections 3(a) and 8(a) – (c) or 8(g) of the Plan and Section 4.1 of the Agreement with respect to this Award at all times shall be intended to preserve the material economic and other material rights and interests of Participant under this Award. Further, for the avoidance of doubt and without limiting the foregoing in this Section, the Performance Goals will be adjusted, in such manner to the extent necessary as is equitable, as determined by the Administrator in good faith, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the PSUs, (i) upon any dividend or other distribution affecting the Common Stock, whether ordinary or extraordinary and whether in the form of cash, stock, other securities, or other property, or upon any other event described in Section 8(b) of the Plan or (ii) in the event of any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company.
IV.5Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, or comparable non-U.S. postal service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.
IV.6Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
IV.7Governing Law and Venue. The Grant Notice and this Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. For purposes of any action, lawsuit or other proceeding brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
IV.8Conformity to Applicable Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.
IV.9Successors and Assigns. The Company may assign any of its rights under this Agreement to any successor or, in connection with any transaction or event described in Section 8(b) of the Plan, a Parent that is the issuer of the shares underlying the PSUs, and this Agreement will inure to the benefit of such Parent Affiliate or successor. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
IV.10Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the PSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
IV.11Entire Agreement; Amendment. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that no amendment, modification, suspension or termination of this Agreement shall materially and adversely affect the PSUs without the prior written consent of Participant.
IV.12Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.
IV.13Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the PSUs and the Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.
IV.14Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or other service of the Company or any other Affiliate or interferes with or restricts in any way the rights of the Company and any other Affiliate, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or another Affiliate and Participant.
IV.15Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the company or a third party designated by the Company.
IV.16Insider Trading/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country or broker’s country, or the country in which the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to accept, acquire, sell or attempt to sell, or otherwise dispose of the Shares, rights to Shares (e.g., the PSUs) or rights linked to the value of Shares, during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before possessing inside information. Furthermore, Participant may be prohibited from (i) disclosing insider information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and Participant should speak to his or her personal advisor on this matter.
IV.17Foreign Asset/Account, Exchange Control and Tax Reporting. Participant acknowledges that Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash (including dividends and the proceeds arising from the sale of Shares) derived from his or her participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside Participant’s country. Applicable Laws may require that Participant report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. Participant also may be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to his or her country through a designated bank or broker within a certain time after receipt. Participant acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult his or her personal legal advisor on this matter.
IV.18Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
* * * * *

EXHIBIT B
TO GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE

Founder PSU Agreement

GUARDANT HEALTH, INC. 2018 INCENTIVE AWARD PLAN
GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE
Guardant Health, Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the Performance-Based Restricted Stock Units (the “PSUs”) described in this Global Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of the 2018 Incentive Award Plan (as amended from time to time, the “Plan”), the Global Performance-Based Restricted Stock Unit Agreement attached as Exhibit A and the Vesting Schedule attached as Exhibit B (Exhibits A and B, collectively, the “Agreement”), all of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan.

Participant:	[Helmy Eltoukhy / AmirAli Talasaz]
Grant Date:	March 18, 2024
Target Number of PSUs:	45,846
Vesting Schedule:	Exhibit B

By accepting (whether in writing, electronically or otherwise) the PSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Subject to the terms of this Grant Notice and the Agreement, Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

GUARDANT HEALTH, INC.		PARTICIPANT
By:
Name:	Terilyn Juarez Monroe	Name: [Helmy Eltoukhy / AmirAli Talasaz]
Title:	Chief People Officer	Title: Co-Chief Executive Officer

EXHIBIT A
TO GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE
GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

Capitalized terms not specifically defined in this Global Performance-Based Restricted Stock Unit Agreement, including Exhibit B (together, this “Agreement”) have the meanings specified in the Grant Notice or the exhibits to the Grant Notice or, if not defined in the Grant Notice and its exhibits, in the Plan.
Article I.
GENERAL
I.1Award of PSUs and Dividend Equivalents.
(a)The Company has granted the PSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each PSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the PSUs have vested.
(b)The Company hereby grants to Participant, with respect to each PSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable PSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid. Any Dividend Equivalents granted in connection with the PSUs issued hereunder, and any amounts that may become distributable in respect thereof, shall be treated separately from such PSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A.
I.2Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions set forth in the Grant Notice, this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.
I.3Unsecured Promise. The PSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.
Article II.
VESTING; FORFEITURE AND SETTLEMENT
II.1General Vesting; Forfeiture. The PSUs will become earned based on the achievement of the Performance Goals as defined in and as set forth in Exhibit B, and will vest subject to the terms and conditions set forth on Exhibit B. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the PSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates. Notwithstanding anything to the contrary contained herein, except to the extent otherwise approved by the Administrator, the terms of this Agreement supersede the accelerated vesting treatment contained in the Company’s Executive Severance Plan with respect to the treatment of outstanding Performance-Based Equity Awards (including the Annual PSU Awards) in connection with a Qualifying Termination and CIC Termination (each capitalized term, as defined in the Executive Severance Plan).
II.2Notwithstanding anything to the contrary contained herein, except to the extent otherwise approved by the Administrator, as may be amended from time to time (including as may be amended following the Grant Date) or in a binding written agreement between Participant and the Company, the PSUs will be subject to automatic termination and forfeiture (i) to the extent the Performance Goals have not been timely achieved in accordance with the 2024 AIP (as defined in Exhibit B) and (ii) upon Participant’s Termination of Service other than a Qualifying Termination (as defined in Exhibit B). In addition, except as set forth in Exhibit B, any PSUs that do not become vested in connection with a Qualifying Termination will be subject to automatic termination and forfeiture upon such Qualifying Termination.
II.3Settlement.
(a)Vested PSUs and vested Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares as soon as administratively practicable after the Vesting Date, but in no event more than 30 days after the Vesting Date. The exact payment date of PSUs and Dividend Equivalents shall be determined by the Company in its sole discretion and Participant shall not have a right to designate the time of payment.
(b)Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.
(c)The number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.
Article III.
TAXATION AND TAX WITHHOLDING
III.1Representation. The Company is not providing any tax, legal or financial advice, nor is the Company making recommendations regarding participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this award of PSUs (the “Award”) and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.
III.2Responsibility for Taxes.
(a)The Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award in satisfaction of any applicable tax withholding obligations (a “Net Settlement”). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding equal to the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income.
(b)Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs, regardless of any action the Company or any Affiliate takes with respect to any tax withholding obligations that arise in connection with the RSUs. Neither the Company nor any Affiliate makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the subsequent sale of Shares. The Company and the Affiliates do not commit and are under no obligation to structure the RSUs to reduce or eliminate Participant’s tax liability.

Article IV.
OTHER PROVISIONS
IV.1Nature of Grant. By accepting the PSUs, Participant acknowledges, understands, and agrees that:
(a)the Plan is established voluntarily by the Company, and it is wholly discretionary in nature;
(b)the grant of the PSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of performance-based restricted stock units, or benefits in lieu of performance-based restricted stock units, even if performance-based restricted stock units have been granted in the past;
(c)all decisions with respect to future PSU or other grants, if any, will be at the sole discretion of the Company;
(d)Participant is voluntarily participating in the Plan;
(e)the PSUs, the Dividend Equivalents and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)the PSUs, Dividend Equivalents and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purposes, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;
(g)the future value of the Shares underlying the PSUs and the Dividend Equivalents is unknown, indeterminable, and cannot be predicted with certainty;
(h)no claim or entitlement to compensation or damages shall arise from forfeiture of the PSUs and the Dividend Equivalents resulting from Participant’s Termination of Service (for any reason whatsoever, whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where Participant is providing service or the terms of Participant’s employment or other service agreement, if any);
(i)unless otherwise agreed with the Company, the PSUs, the Dividend Equivalents and the Shares subject to the PSUs, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate;
(j)unless otherwise provided in the Plan or by the Company in its discretion, the PSUs, the Dividend Equivalents and the benefits evidenced by this Agreement do not create any entitlement to have the PSUs, the Dividend Equivalents or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(k)neither the Company, the Service Recipient nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the PSUs, the Dividend Equivalents or of any amounts due to Participant pursuant to the vesting of the PSUs or of the Dividend Equivalents or the subsequent sale of any Shares acquired upon settlement of the PSUs and the Dividend Equivalents.

IV.2Section 409A.
(a)To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder (“Section 409A”), including without limitation any such regulations or other guidance that may be issued after the effective date of this Agreement. Notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that the PSUs or Dividend Equivalents (or any portion thereof, respectively ) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for the PSUs or Dividend Equivalents, as applicable, to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.
(b)Notwithstanding anything to the contrary in this Agreement, no amounts shall be paid to Participant under this Agreement during the six (6)-month period following Participant’s “separation from service” within the meaning of Section 409A (a “Separation from Service”) to the extent that the Administrator determines that Participant is a “specified employee” (within the meaning of Section 409A) at the time of such Separation from Service and that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six (6)-month period (or such earlier date upon which such amount can be paid under Section 409A without being subject to such additional taxes), the Company shall pay to Participant in a lump-sum all amounts that would have otherwise been payable to Participant during such six (6)-month period under this Agreement.
IV.3Clawback. Notwithstanding Section 10(m) of the Plan, the Award and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company to the limited extent required in order to comply with Applicable Law, including the Company’s Policy for Recovery of Erroneously Awarded Compensation. The Company and Participant acknowledge that neither this Section 4.3 nor Section 10(m) of the Plan are intended to limit any clawback and/or disgorgement of the Award and/or the Shares issuable hereunder pursuant to Section 304 of the Sarbanes-Oxley Act of 2002. For the avoidance of doubt, this Award shall not be subject to any clawback policy (or portion thereof) adopted after the Grant Date to the extent that it exceeds the minimum requirements of any Applicable Law with which the Company is required to comply.
IV.4Adjustments. Participant acknowledges that the PSUs, the Shares subject to the PSUs and the Dividend Equivalents are subject to adjustment, modification and/or termination in certain events as provided in this Agreement and the Plan. Notwithstanding any contrary provision of the Grant Notice, the Plan or the Agreement, the Administrator’s actions in making such adjustments, including (without limitation) under Sections 3(a) and 8(a) – (c) or 8(g) of the Plan and Section 4.1 of the Agreement with respect to this Award at all times shall be intended to preserve the material economic and other material rights and interests of Participant under this Award. Further, for the avoidance of doubt and without limiting the foregoing in this Section, the Performance Goals will be adjusted, in such manner to the extent necessary as is equitable, as determined by the Administrator in good faith, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the PSUs, (i) upon any dividend or other distribution affecting the Common Stock, whether ordinary or extraordinary and whether in the form of cash, stock, other securities, or other property, or upon any other event described in Section 8(b) of the Plan or (ii) in the event of any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company.
IV.5Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, or comparable non-U.S. postal service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.
IV.6Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
IV.7Governing Law and Venue. The Grant Notice and this Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. For purposes of any action, lawsuit or other proceeding brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
IV.8Conformity to Applicable Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.
IV.9Successors and Assigns. The Company may assign any of its rights under this Agreement to any successor or, in connection with any transaction or event described in Section 8(b) of the Plan, a Parent that is the issuer of the shares underlying the PSUs, and this Agreement will inure to the benefit of such Parent Affiliate or successor. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
IV.10Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the PSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
IV.11Entire Agreement; Amendment. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that no amendment, modification, suspension or termination of this Agreement shall materially and adversely affect the PSUs without the prior written consent of Participant.
IV.12Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.
IV.13Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the

Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the PSUs and the Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.
IV.14Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or other service of the Company or any other Affiliate or interferes with or restricts in any way the rights of the Company and any other Affiliate, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or another Affiliate and Participant.
IV.15Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the company or a third party designated by the Company.
IV.16Insider Trading/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country or broker’s country, or the country in which the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to accept, acquire, sell or attempt to sell, or otherwise dispose of the Shares, rights to Shares (e.g., the PSUs) or rights linked to the value of Shares, during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before possessing inside information. Furthermore, Participant may be prohibited from (i) disclosing insider information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and Participant should speak to his or her personal advisor on this matter.
IV.17Foreign Asset/Account, Exchange Control and Tax Reporting. Participant acknowledges that Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash (including dividends and the proceeds arising from the sale of Shares) derived from his or her participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside Participant’s country. Applicable Laws may require that Participant report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. Participant also may be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to his or her country through a designated bank or broker within a certain time after receipt. Participant acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult his or her personal legal advisor on this matter.
IV.18Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
* * * * *

EXHIBIT B
TO GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE

VESTING SCHEDULE
Earned PSUs
The PSUs will be earned (such PSUs, the “Earned PSUs”) based on the achievement of the performance goals that apply to the Company’s 2024 Annual Incentive Compensation Program (the “2024 AIP”) and the number of Earned PSUs (if any) shall be determined based upon the pre-established bonus formula determined by the Compensation Committee (the “Committee”) of the Board with respect to the 2024 AIP. The determination of the number of Earned PSUs will not be subject to negative discretion by the Board or the Committee.
Vesting of Earned PSUs
General. The Earned PSUs (if any) will vest on the earlier of April 30, 2025 and the payment date of the bonuses under the 2024 AIP to the Company’s senior executives, subject to Participant’s continued employment through such vesting date.
Qualifying Termination.
If Participant experiences a Qualifying Termination during the Performance Period and prior to a Change in Control, then (i) a number of PSUs shall vest as of the effectiveness of the Release (as defined below) equal to the number of PSUs set forth on the Grant Notice, multiplied by a fraction, (x) the numerator of which is the number of days Participant was employed from the first day of the Performance Period through the date of Participant’s Qualifying Termination and (y) the denominator of which is 366 and (ii) any PSUs that remain unvested as of the Qualifying Termination (after application of the immediately preceding subclause (i)) shall remain outstanding until the earlier of the three-month anniversary of the Qualifying Termination (the “Anniversary Date”) and the occurrence of a Change in Control. If a Change in Control occurs prior to or on the Anniversary Date, then such unvested PSUs shall vest upon the later of the effectiveness of the Release and as of immediately prior to the occurrence of the Change in Control, such that Participant shall be vested in the number of PSUs equal to 200% of the target number of PSUs set forth on the Grant Notice (after taking into account any vesting that occurred in the immediately preceding subclause (i)). If a Change in Control does not occur prior to the Anniversary Date, then such unvested PSUs automatically will be forfeited and terminated as of the Anniversary Date without consideration therefor. If Participant experiences a Qualifying Termination or CIC Termination after the end of the Performance Period and prior to the vesting date, then any Earned PSUs that remain unvested shall vest as of the effectiveness of the Release.
If Participant experiences a CIC Termination on or prior to December 31, 2024, then a number of PSUs equal to 200% of the target number of PSUs set forth on the Grant Notice shall vest as of the effectiveness of the Release.
The treatment set forth in this “Qualifying Termination” section shall be subject to Participant’s execution and, to the extent applicable, non-revocation of a Release (as defined in Exhibit C of the Executive Severance Plan), and shall be subject to any additional requirements specified in the Executive Severance Plan.
Other Terminations. If Participant experiences a termination of Service for any reason other than a Qualifying Termination, all PSUs that have not become vested on or prior to the date of such termination of Service (including any Earned PSUs) automatically will be forfeited and terminated as of the termination date without consideration therefor.

Definitions
For purposes of this Agreement, the following terms shall have the meanings given below:
“Cause” means the occurrence of any one or more of the following events unless, to the extent capable of correction, Participant fully corrects the circumstances constituting Cause within 30 days after receipt of written notice thereof:
(i)Participant’s willful failure to substantially perform his lawful and reasonable duties with the Company (other than any such failure resulting from Participant’s incapacity due to physical or mental illness or any such actual or anticipated failure after his or her issuance of a notice of termination for Good Reason), after a written demand for performance is delivered to Participant by the Board, which demand specifically identifies the manner in which the Board believes that Participant has not performed his duties, but in all cases excluding conduct or activities undertaken in good faith by Participant in the ordinary course of Participant performing his duties;
(ii)Participant’s commission of an act of fraud or material dishonesty, in either case, that could result in material reputational, material economic or material financial injury to the Company;
(iii)Participant’s material misappropriation or material embezzlement of the property of the Company or any of its affiliates;
(iv)Participant’s commission of, including any entry by Participant of a guilty or no contest plea to, a felony (other than a traffic violation) or other crime involving moral turpitude;
(v)Participant’s willful misconduct or gross negligence with respect to any material aspect of the Company’s business or a material breach by Participant of his fiduciary duty to the Company, which willful misconduct, gross negligence or material breach has a material and demonstrable adverse effect on the Company; or
(vi)Participant’s material breach of Participant’s obligations under a material written agreement between the Company and Participant (including this Agreement) or of the Company’s Business Code of Conduct and Ethics or any other material written Company policy (but in all cases, only if such code or policy was provided to Participant (which includes making such code or policy available on the Company’s website or intranet site following electronic notice to Participant that includes a link to such code or policy) a reasonable period in advance of the act constituting the alleged material breach).
“Good Reason” means the occurrence of any one or more of the following events without Participant’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction) as provided below:
1.1.1.1.a material diminution in Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, including (without limitation) Participant’s ceasing to be Co-Chief Executive Officer, or the sole Chief Executive Officer, of a public company following the occurrence of a Change in Control, but excluding for this purpose any isolated, insubstantial or inadvertent actions not taken in bad faith and which are remedied by the Company promptly after receipt of notice thereof given by Participant;

(vii)a change in the geographic location at which Participant performs his principal duties for the Company to a new location that is more than 30 miles from the location at which Participant performs his principal duties for the Company as of the Grant Date; or
(viii)the Company’s material breach of a material written agreement between the Company and Participant (including this Agreement).
Notwithstanding the foregoing, Participant will not be deemed to have resigned for Good Reason unless (1) Participant provides the Company with written notice setting forth in reasonable detail the facts and circumstances claimed by Participant to constitute Good Reason within 90 days after the date of the occurrence of any event that Participant knows or should reasonably have known to constitute Good Reason, (2) the Company fails to cure such acts or omissions within 30 days following its receipt of such notice, and (3) the effective date of Participant’s termination for Good Reason occurs no later than 60 days after the expiration of the Company’s cure period.
“Performance Period” means the period beginning on (and including) January 1, 2024 and ending on the earlier of (and including) December 31, 2024.
“Qualifying Termination” shall mean Participant’s Termination of Service by reason of a termination of employment by the Company without Cause, by Participant for Good Reason or due to Participant’s death.

Non Founder Employee PSU Award Agreement

GUARDANT HEALTH, INC. 2018 INCENTIVE AWARD PLAN
GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE
Guardant Health, Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the Performance-Based Restricted Stock Units (the “PSUs”) described in this Global Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of the 2018 Incentive Award Plan (as amended from time to time, the “Plan”), the Global Performance-Based Restricted Stock Unit Agreement attached as Exhibit A, including any additional terms and conditions set forth in any appendix for Participant’s country (the “Appendix”) and the Vesting Schedule attached as Exhibit B (Exhibits A, B, and the Appendix, collectively, the “Agreement”), all of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan.

Participant:
Grant Date:
Number of PSUs:
Number of “Revenue Growth PSUs”:
Number of “Revenue CAGR PSUs”:
Vesting Schedule:	Exhibit B

By accepting (whether in writing, electronically or otherwise) the PSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Subject to the terms of this Grant Notice and the Agreement, Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

GUARDANT HEALTH, INC.		PARTICIPANT
By:
Name:	Terilyn Juarez Monroe	[Participant Name]
Title:	Chief People Officer

EXHIBIT A
TO GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE

GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

Capitalized terms not specifically defined in this Global Performance-Based Restricted Stock Unit Agreement, including Exhibit B and any additional terms and conditions for Participant’s country set forth in the Appendix hereto (together, this “Agreement”) have the meanings specified in the Grant Notice or the exhibits to the Grant Notice or, if not defined in the Grant Notice and its exhibits, in the Plan.
Article I.
GENERAL
I.1Award of PSUs and Dividend Equivalents.
(a)The Company has granted the PSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each PSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the PSUs have vested.
(b)The Company hereby grants to Participant, with respect to each PSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable PSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid. Any Dividend Equivalents granted in connection with the PSUs issued hereunder, and any amounts that may become distributable in respect thereof, shall be treated separately from such PSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A.
I.2Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions set forth in the Grant Notice, this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.
I.3Unsecured Promise. The PSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.
Article II.
VESTING; FORFEITURE AND SETTLEMENT
II.1General Vesting; Forfeiture.
(a)The PSUs will vest based on the achievement of the Performance Goals as defined in and as set forth in Exhibit B, subject to the terms and conditions set forth on Exhibit B. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the PSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates.
II.2Notwithstanding anything to the contrary contained herein, except to the extent otherwise approved by the Administrator or provided in the Company’s Executive Severance Plan, as may be amended from time to time (including as may be amended following the Grant Date) the PSUs will be subject to automatic termination and forfeiture (i) to the extent the Performance Goals have not been timely achieved in accordance with Exhibit B and (ii) upon Participant’s Termination of Service other than a Qualifying Termination (as defined in Exhibit B). In addition, except as set forth in Exhibit B, any PSUs that do not become vested in connection with a Qualifying Termination will be subject to automatic termination and forfeiture upon such Qualifying Termination. For the avoidance of doubt, employment or other service during only a portion of the vesting period, but where Termination of Service has occurred prior to the applicable vesting date, (as defined in Exhibit B), shall not entitle Participant to vest in a pro-rata portion of the PSUs and Dividend Equivalents.
For purposes of the PSUs and Dividend Equivalents, the Administrator shall have the exclusive discretion to determine when Participant is no longer a Service Provider under the Plan, notwithstanding whether Participant may still be considered an Employee or Consultant under Applicable Laws. In particular, the Administrator may determine that Participant’s Termination of Service is deemed to occur as of the date Participant is no longer actively providing services to the Company or any Affiliate (regardless of the reason for the termination and whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where Participant is rendering services or the terms of Participant’s employment or other service agreement, if any), without regard to any contractual notice period or any period of “garden leave” or similar period mandated under the Applicable Laws of the jurisdiction where Participant is rendering services or the terms of Participant’s employment or other service agreement, if any.
II.3Settlement.
(a)Vested PSUs and vested Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares as soon as administratively practicable after the applicable vesting date, but in no event more than 30 days after such vesting date. The exact payment date of PSUs and Dividend Equivalents shall be determined by the Company in its sole discretion and Participant shall not have a right to designate the time of payment.
(b)Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.
(c)The number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.
Article III.
TAXATION AND TAX WITHHOLDING
III.1Representation. The Company is not providing any tax, legal or financial advice, nor is the Company making recommendations regarding participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this award of PSUs (the “Award”) and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.
III.2Responsibility for Taxes.
(a)Participant acknowledges that, regardless of any action taken by the Company or, if different, the Affiliate which employs Participant or to which Participant otherwise renders services (the “Service Recipient”), the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount (if any) actually withheld by the Company or the Service Recipient. Participant further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PSUs, including, but not limited to, the grant, vesting or settlement of the PSUs, the subsequent sale of Shares acquired pursuant to the settlement of any PSUs and the receipt of any dividends or Dividend Equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the PSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Service Recipient (or former Service Recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)The Company shall have the authority and the right to deduct or withhold, or to require Participant to remit to the Company or the Service Recipient, an amount sufficient to satisfy all applicable Tax-Related Items with respect to any taxable event arising in connection with the PSUs. Participant hereby authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations for Tax-Related Items by one or a combination of the following methods:
(i)withholding from Participant’s salary, wages, or any other amounts payable to the Participant;
(ii)withholding Shares otherwise issuable to Participant upon settlement of the PSUs and Dividend Equivalents, provided that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such Share withholding procedure will be subject to the express prior approval of the Administrator;
(iii)instructing a broker on Participant’s behalf (pursuant to this authorization and without further consent) to sell Shares otherwise issuable to Participant upon settlement of the PSUs and Dividend Equivalents and submit the proceeds of such sale to the Company; or
(iv)any other method determined by the Company to be permitted under the Plan and in compliance with Applicable Law.
(c)The Company may withhold or account for Tax-Related Items by considering statutory withholding amounts or other applicable withholding rates, including maximum rates applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund of any over-withheld amount in cash and (with no entitlement to the equivalent in Shares) or if not refunded, Participant may seek a refund from the local tax authorities. In the event of under-withholding, Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient. If the obligations for Tax-Related Items is satisfied by withholding Shares, for tax purposes, Participant will be deemed to have been issued the full number of Shares subject to the vested PSUs and Dividend Equivalents, notwithstanding that a number of the Shares is held back solely for the purpose of satisfying withholding obligations for Tax-Related Items.
(d)Participant agrees to pay the Company or the Service Recipient any amount of Tax-Related Items that cannot be satisfied by the means described above in Section 3.2(b). The Company shall not be obligated to deliver any Shares to Participant or Participant’s legal representative unless and until Participant or Participant’s legal representative shall have paid or otherwise satisfied in full the amount of any withholding obligation for Tax-Related Items resulting from the PSUs, the Dividend Equivalents or the Shares subject to the PSUs and the Dividend Equivalents.

Article IV.
OTHER PROVISIONS
IV.1Nature of Grant. By accepting the PSUs, Participant acknowledges, understands, and agrees that:
(a)the Plan is established voluntarily by the Company, and it is wholly discretionary in nature;
(b)the grant of the PSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of performance-based restricted stock units, or benefits in lieu of performance-based restricted stock units, even if performance-based restricted stock units have been granted in the past;
(c)all decisions with respect to future PSU or other grants, if any, will be at the sole discretion of the Company;
(d)Participant is voluntarily participating in the Plan;
(e)the PSUs, the Dividend Equivalents and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)the PSUs, Dividend Equivalents and any Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purposes, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar payments;
(g)the future value of the Shares underlying the PSUs and the Dividend Equivalents is unknown, indeterminable, and cannot be predicted with certainty;
(h)no claim or entitlement to compensation or damages shall arise from forfeiture of the PSUs and the Dividend Equivalents resulting from Participant’s Termination of Service (for any reason whatsoever, whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where Participant is providing service or the terms of Participant’s employment or other service agreement, if any);
(i)unless otherwise agreed with the Company, the PSUs, the Dividend Equivalents and the Shares subject to the PSUs, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate;
(j)unless otherwise provided in the Plan or by the Company in its discretion, the PSUs, the Dividend Equivalents and the benefits evidenced by this Agreement do not create any entitlement to have the PSUs, the Dividend Equivalents or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(k)neither the Company, the Service Recipient nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the PSUs, the Dividend Equivalents or of any amounts due to Participant pursuant to the vesting of the PSUs or of the Dividend Equivalents or the subsequent sale of any Shares acquired upon settlement of the PSUs and the Dividend Equivalents.

IV.2Section 409A.
(a)To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder (“Section 409A”), including without limitation any such regulations or other guidance that may be issued after the effective date of this Agreement. Notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that the PSUs or Dividend Equivalents (or any portion thereof, respectively ) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for the PSUs or Dividend Equivalents, as applicable, to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.
(b)Notwithstanding anything to the contrary in this Agreement, no amounts shall be paid to Participant under this Agreement during the six (6)-month period following Participant’s “separation from service” within the meaning of Section 409A (a “Separation from Service”) to the extent that the Administrator determines that Participant is a “specified employee” (within the meaning of Section 409A) at the time of such Separation from Service and that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six (6)-month period (or such earlier date upon which such amount can be paid under Section 409A without being subject to such additional taxes), the Company shall pay to Participant in a lump-sum all amounts that would have otherwise been payable to Participant during such six (6)-month period under this Agreement.
IV.3Clawback. .The Award and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.
IV.4Adjustments. Participant acknowledges that the PSUs, the Shares subject to the PSUs and the Dividend Equivalents are subject to adjustment, modification and/or termination in certain events as provided in this Agreement and the Plan.
IV.5Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, or comparable non-U.S. postal service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.
IV.6Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
IV.7Governing Law and Venue. The Grant Notice and this Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware. For purposes of any action, lawsuit or other proceeding brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
IV.8Conformity to Applicable Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.
IV.9Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
IV.10Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the PSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
IV.11Entire Agreement; Amendment. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that no amendment, modification, suspension or termination of this Agreement shall materially and adversely affect the PSUs without the prior written consent of Participant.
IV.12Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.
IV.13Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the PSUs and the Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.
IV.14Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or other service of the Company, the Service Recipient or any other Affiliate or interferes with or restricts in any way the rights of the Company, the Service Recipient and any other Affiliate, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company, the Service Recipient or another Affiliate and Participant.
IV.15Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the company or a third party designated by the Company.
IV.16Language. Participant acknowledges that Participant is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow Participant to understand the terms and conditions of this Agreement. If Participant received this Agreement, or any other document related to the PSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
IV.17Appendix. Notwithstanding any provisions in this Global Performance-Based Restricted Stock Unit Agreement, the PSUs shall be subject to any additional terms and conditions set forth in the Appendix to this Global Performance-Based Restricted Stock Unit Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
IV.18Insider Trading/Market Abuse Laws. Participant acknowledges that, depending on Participant’s country or broker’s country, or the country in which the Shares are listed, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to accept, acquire, sell or attempt to sell, or otherwise dispose of the Shares, rights to Shares (e.g., the PSUs) or rights linked to the value of Shares, during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws or regulations in applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before possessing inside information. Furthermore, Participant may be prohibited from (i) disclosing insider information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant acknowledges that it is his or her responsibility to comply with any applicable restrictions, and Participant should speak to his or her personal advisor on this matter.
IV.19Foreign Asset/Account, Exchange Control and Tax Reporting. Participant acknowledges that Participant may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of Shares or cash (including dividends and the proceeds arising from the sale of Shares) derived from his or her participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside Participant’s country. Applicable Laws may require that Participant report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. Participant also may be required to repatriate sale proceeds or other funds received as a result of Participant’s participation in the Plan to his or her country through a designated bank or broker within a certain time after receipt. Participant acknowledges that he or she is responsible for ensuring compliance with any applicable foreign asset/account, exchange control and tax reporting requirements and should consult his or her personal legal advisor on this matter.
IV.20Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
* * * * *

APPENDIX
TO
GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT
Guardant Health, Inc.
2018 Incentive Award Plan

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Grant Notice, the Global Performance-Based Restricted Stock Unit Agreement (the “PSU Agreement”) and the Plan.

Terms and Conditions

This Appendix includes additional terms and conditions that govern the PSUs if Participant resides and/or works in one of the countries listed below.

If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant transfers to another country after the Grant Date, the Administrator shall, in its discretion, determine to what extent the terms and conditions contained herein shall be applicable to Participant.

Notifications

This Appendix also includes information regarding securities, exchange controls, tax and certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of April 2023. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be out of date at the time the PSUs vest or Participant sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant should seek appropriate professional advice as to how the relevant laws in his or her country may apply to Participant’s situation.

If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the one in which he or she is currently residing and/or working, or if Participant transfers to another country after the Grant Date, the information contained herein may not be applicable to Participant in the same manner.

Data Privacy Provisions Applicable to all Non-U.S. Participants

(a)Data Collection and Usage. The Company and the Service Recipient collect, process and use certain personal information about Participant, including, but not limited to, Participant’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all PSUs granted under the Plan or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the legitimate purpose of implementing, administering and managing the Plan. Where required, the legal basis for the collection and processing of Data is Participant’s consent.
(b)Stock Plan Administration Service Providers. The Company transfers Data to Charles Schwab & Co., Inc. and certain of its affiliated companies (“Schwab”), an independent service provider based in the U.S., which is assisting the Company with the implementation, administration and management of the Plan. Where required, the legal basis for the transfer of Data to Schwab is Participant’s consent. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. Participant may be asked to agree on separate terms and data processing practices with Schwab, with such agreement being a condition to the ability to participate in the Plan.
(c)International Data Transfers. The Company and its service providers, including Schwab are based in the U.S. Participant’s country or jurisdiction may have different data privacy laws and protections than the U.S. Where required, the legal basis for the transfer of Data to these recipients is Participant’s consent.
(d)Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage your participation in the Plan, or as required to comply with Applicable Law, exercise or defense of legal rights, and archiving, back-up and deletion processes. This period may extend beyond Participant’s period of employment or other service with the Service Recipient.
(e)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and Participant is providing the consents herein on a voluntary basis. Participant understands that Participant may request to stop the transfer and processing of Participant’s Data for purposes of Participant’s participation in the Plan and that Participant’s compensation from or employment relationship with the Service Recipient will not be affected. The only consequence of refusing or withdrawing consent is that the Company would not be able to allow Participant to participate in the Plan. Participant understands that Participant’s Data will still be processed in relation to Participant’s employment or service and for record-keeping purposes.
(f)Data Subject Rights. Participant may have a number of rights under data privacy laws in Participant’s jurisdiction. Depending on where Participant is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in Participant’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, Participant can contact Participant’s local human resources representative.

CANADA
Terms and Conditions
Settlement. Notwithstanding any discretion in the Plan or anything to the contrary in this Agreement, the PSUs and Dividend Equivalents shall only be settled in Shares. This provision is without prejudice to the application of Section 3.2(b) of the PSU Agreement.
Notifications
Securities Law Information. The sale or other disposal of Shares acquired under the Plan will take place only outside of Canada through the facilities of a stock exchange on which the Shares are listed (i.e., the Nasdaq Stock Market).
FRANCE
Terms and Conditions
Language Consent. By accepting this grant of PSUs, Participant confirms having read and understood the Plan and this Agreement, which were provided in the English language. Participant accepts the terms of those documents accordingly.
En acceptant cette attribution de PSUs, Participant confirme avoir lu et compris le Plan et le présent Contrat d’Attribution qui ont été transmis en langue anglaise. Participant accepte les termes et conditions de ces documents en connaissance de cause.
Notifications
Tax Information. The PSUs and Dividend Equivalents are not intended to qualify for special tax or social security treatment in France.
GERMANY
Notifications
Exchange Control Information. Cross-border payments in excess of €12,500 must be reported to the German Federal Bank (Bundesbank).  If Participant makes or receives a payment in excess of this amount (including if Participant acquires Shares with a value in excess of this amount under the Plan or sells Shares via a foreign broker, bank or service provider and receives proceeds in excess of this amount), Participant must report the payment to Bundesbank, either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available on the Bundesbank website (www.bundesbank.de) or via such other method (e.g., by email or telephone) as is permitted or required by Bundesbank. The report must be submitted monthly or within other such timing as is permitted or required by Bundesbank.
HONG KONG
Terms and Conditions

Form of Settlement. Notwithstanding any discretion contained in the Plan, the grant of PSUs does not provide any right for Participant to receive a cash payment; the PSUs are payable in Shares only.

Sale of Shares. For any PSUs that vest within six months of the Grant Date, Participant agrees that he or she will not dispose of the Shares acquired prior to the six-month anniversary of the Grant Date.

Notifications

Securities Law Information. WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. Participant should exercise caution in relation to the offer. If Participant is in any doubt about any of the contents of this document, Participant should obtain independent professional advice.
JAPAN
Notifications

Exchange Control Information. If Participant acquires Shares valued at more than ¥100 million in a single transaction, Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days after the acquisition of the Shares. Participant should consult with a personal advisor to determine Participant’s reporting obligations.

KOREA
There are no country-specific provisions.

SINGAPORE
Terms and Conditions

Sale of Shares. For any PSUs that vest within six months of the Grant Date, Participant agrees that he or she will not sell or offer to sell the Shares acquired prior to the six-month anniversary of the Grant Date, unless such sale or offer to sell in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) or pursuant to, and in according with the conditions of, any other applicable provision of the SFA.

Notifications

Securities Law Information. The PSUs are being offered to Participant in reliance on the “Qualifying Person” exemption under section 273(1)(f) of the SFA, are exempt from the prospectus and registration requirements under the SFA and are not made with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.
Director Notification Obligation. Directors (including alternate, substitute, associate and shadow directors) of a Singapore Affiliate are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify such entity in writing within two business days of any of the following events: (i) the acquisition or disposal of an interest (e.g., PSUs granted under the Plan) in the Company or any Affiliate, (ii) any change in previously-disclosed interests (e.g., sale of Shares), or (iii) becoming a director, associate director or shadow director of an Affiliate in Singapore, if the individual holds such an interest at that time. These notification requirements apply regardless of whether the directors are residents of or employed in Singapore.

SPAIN
Terms and Conditions
Nature of Grant. The following provision supplements Section 4.1 of the PSU Agreement:
By accepting this grant of PSUs, Participant consents to participation in the Plan and acknowledges that Participant has received a copy of the Plan.

Participant understands that the Company has unilaterally, gratuitously, and in its sole discretion decided to grant PSUs and Dividend Equivalents under the Plan to Service Providers throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any Affiliate, other than to the extent set forth in this Agreement. Consequently, Participant understands that the PSUs and Dividend Equivalents are granted on the assumption and condition that the PSUs, the Dividend Equivalents and any Shares acquired at settlement of the PSUs and Dividend Equivalents are not part of any employment or other service agreement (either with the Company or any Affiliate, including the Service Recipient), and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. In addition, Participant understands that this grant of PSUs would not be made but for the assumptions and conditions referred to above; thus, Participant acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any award of or right to the PSUs shall be null and void.
Further, the Participant understands that Participant will not be entitled to continue vesting in any PSUs or Dividend Equivalents once Participant experiences a Termination of Service. This will be the case, for example, even in the event of a termination of Participant by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjusted or recognized to be without cause, individual or collective dismissal or objective grounds, whether adjudged or recognized to be without cause, material modification of the terms of employment or service under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Service Recipient and under Article 10.3 of the Royal Decree 1382/1985. Participant acknowledges that Participant has read and specifically accepts the conditions referred to in Section 4.1 of the PSU Agreement.
Notifications
Securities Law Information. No “offer to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the PSUs and Dividend Equivalents. The Plan, this Agreement, and any other documents evidencing this grant of PSUs have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of those documents constitutes a public offering prospectus.
Exchange Control Information. Participant is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), any foreign instruments (e.g., Shares) and any transactions with non-Spanish residents (including any payments of cash or Shares made to Participant by the Company or any U.S. brokerage account) if the balances in such accounts together with the value of such instruments as of December 31, or the volume of transactions with non-Spanish residents during the prior or current year, exceed €1 million.
SWITZERLAND
Notifications
Securities Law Information. The grant of PSUs and Dividend Equivalents and the issuance of any Shares are not intended to be a public offering in Switzerland and are therefore not subject to registration in Switzerland. Neither this document nor any materials relating to the PSUs and Dividend Equivalents (i) constitutes a prospectus according to articles 35 et. seq. of the Swiss Federal Act on Financial Services (“FinSA”) (ii) may be publicly distributed nor otherwise made publicly available in Switzerland to any person other than a Service Provider, or (iii) has been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Supervisory Authority (FINMA)).

UNITED KINGDOM
Terms and Conditions
Responsibility for Taxes. The following provision supplements Section 3.2 of the PSU Agreement:
Without limitation to Section 3.2 of the PSU Agreement, Participant agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items as and when requested by the Company or the Service Recipient or by HM Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Participant also agrees to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Participant’s behalf.
Notwithstanding the foregoing, if Participant is a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply in case the indemnification is viewed as a loan. In this case, any income tax not collected within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the Tax-Related Items occurs may constitute a benefit to Participant on which additional income tax and employee National Insurance contributions (“NICs”) may be payable. Participant understands that he or she will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient (as appropriate) for the value of employee NICs due on this additional benefit, which the Company and/or the Service Recipient may collect by any of the means referred to in Section 3.2(b) of the PSU Agreement.

EXHIBIT B
TO GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE